UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File number)	Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market
6.375% Mandatory Convertible Preferred Stock, Series A, $0.01 par value per share	BRKRP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The sole purpose of this amendment on Form 8-K/A to the Registrant’s Current Report on Form 8-K filed on May 21, 2026 (the “Original Report”) is to include Inline XBRL data tagging which was inadvertently omitted on the cover page of the Original Report for the 6.375% Mandatory Convertible Preferred Stock, Series A, $0.01 par value per share. This filing does not otherwise modify or update in any way disclosures made in the Original Report.

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2026, Bruker Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s stockholders voted upon the following three proposals, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 10, 2026. The final vote results for each proposal were as follows:

Proposal No. 1 – Election of Directors

The following director nominees were elected to serve as Class II members of the Company’s board of directors, each to serve for a three-year term until the Company’s 2029 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified based on the following votes:

Nominees for Class II director:	For	Withheld	Broker Non-Votes
Laura A. Francis	136,149,316	4,841,094	6,193,485
John J. (Jack) Phillips	139,036,356	1,954,054	6,193,485
Hermann F. Requardt, Ph.D.	129,777,851	11,212,559	6,193,485

Proposal No. 2 – Advisory Vote on the 2025 Compensation of Named Executive Officers

The proposal to approve, on an advisory basis, the 2025 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2026 Annual Meeting was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
127,190,553	5,748,270	60,390	6,193,485

Proposal No. 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was approved based on the following votes:

For	Against	Abstain
138,544,738	618,216	29,744

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: May 29, 2026	By:	/s/ THOMAS M. BURES
Thomas M. Bures
Chief Accounting Officer